Exhibit 99.2

MAIN STREET BANKS, INC.

FINANCIAL HIGHLIGHTS

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Nine months ended September 30,
						2005	2004
RESULTS OF OPERATIONS
Net interest income (tax equivalent)	$21,021,094	$21,612,019	$21,785,622	$23,155,302	$22,924,516	$67,865,440	$61,582,153
Provision for loan losses	1,602,500	2,956,380	2,208,555	4,050,000	790,000	7,048,555	4,473,500
Non-interest income	7,821,682	7,541,744	7,926,280	7,746,402	7,337,635	23,010,317	23,080,288
Non-interest expense	15,494,210	15,410,405	15,503,167	17,285,512	16,882,905	49,671,584	47,207,326
Income tax expense	3,294,026	2,907,090	3,642,140	3,585,379	3,865,415	11,092,934	9,126,393
Net income	8,263,915	7,698,582	8,182,991	5,805,995	8,538,129	22,527,115	23,251,678

PERFORMANCE
Earnings per share - Basic	$0.43	$0.39	$0.38	$0.27	$0.40	$1.05	$1.20
Earnings per share - Diluted	$0.41	$0.38	$0.38	$0.27	$0.39	$1.03	$1.16
Return on average assets	1.52%	1.36%	1.40%	0.99%	1.42%	1.27%	1.48%
Return on average equity	15.16%	13.12%	11.66%	8.17%	11.79%	10.51%	14.74%
Cash return on tangible equity	29.13%	23.66%	18.54%	12.94%	18.40%	16.59%	28.98%
Efficiency ratio	54.07%	53.19%	52.49%	56.26%	56.13%	54.98%	56.16%

NET INTEREST MARGIN
Interest earning assets	6.17%	6.22%	6.42%	6.80%	6.85%	6.69%	6.25%
Cost of funds	2.11%	2.29%	2.56%	2.77%	3.02%	2.78%	2.05%
Net interest spread	4.07%	3.93%	3.87%	4.03%	3.83%	3.91%	4.20%
Net interest margin	4.31%	4.23%	4.18%	4.42%	4.26%	4.30%	4.42%

CAPITAL
Cash dividend per share	0.1350	0.1350	0.1525	0.1525	0.1525	$0.4575	$0.4050
Dividend payout ratio	32.70%	35.72%	40.66%	57.52%	39.24%	44.28%	34.79%
Average equity to average assets	10.02%	10.34%	12.02%	12.06%	12.08%	12.06%	10.05%
Average tangible equity to average tangible assets	5.53%	6.06%	7.99%	8.07%	8.17%	8.08%	5.43%
Tier 1 risk-based capital (1)	8.62%	12.33%	12.26%	12.29%	12.02%	12.02%	NA
Total risk-based capital (1)	11.06%	13.59%	13.51%	13.54%	13.26%	13.26%	NA
Leverage ratio (1)	7.26%	10.49%	10.47%	10.51%	10.58%	10.58%	NA

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,620,436	1,670,976	1,731,089	1,759,766	1,767,745	1,753,001	1,547,612
Investment securities	288,443	293,933	316,742	309,483	333,343	319,916	277,423
Earning assets	1,940,675	2,030,527	2,092,064	2,100,824	2,136,601	2,109,418	1,860,006
Total assets	2,176,797	2,271,783	2,335,055	2,357,624	2,397,790	2,363,720	2,086,868
Deposits	1,584,819	1,687,864	1,709,580	1,722,226	1,704,822	1,712,192	1,532,726
Long-term debt	209,789	257,319	250,670	259,626	253,000	254,440	202,821
Shareholders’ equity	218,058	234,796	280,723	284,355	289,697	284,957	209,739

GROWTH RATES - Period-to-Period
Average loan growth, annualized	17.0%	12.0%	14.1%	6.5%	1.8%	6.6%	11.5%
Average deposit growth, annualized	9.5%	25.9%	5.2%	3.0%	-4.0%	1.9%	7.4%
End of period loan growth, annualized	14.8%	10.9%	10.6%	4.6%	6.4%	7.3%	19.5%
End of period deposit growth, annualized	16.3%	19.5%	8.6%	-15.8%	21.8%	4.7%	15.7%

STOCK PERFORMANCE
Market Price:
Closing	$30.60	$34.93	$26.45	$25.46	$26.80	$26.80	$30.60
High close	$30.60	$34.93	$35.34	$26.46	$28.48	$35.34	$30.60
Low close	$26.46	$28.55	$26.35	$22.58	$25.27	$22.58	$24.90
Daily average trading volume	27,428	45,216	69,525	59,756	43,580	57,431	29,091
Price to trailing twelve months earnings	19.8	22.6	17.2	17.8	19.0	19.0	19.9
Book value per share at end of period	$11.43	$13.10	$13.16	$13.42	$13.60	$13.60	$11.43
Price to book value	2.68	2.67	2.01	1.90	1.97	1.97	2.68

ASSET QUALITY
Total non-performing loans	$4,712,752	$12,254,820	$19,036,696	$11,543,140	$11,064,707	$11,064,707	$4,712,752
Loans 90 days past due and still accruing	$2,062,584	$5,657,986	$4,222,658	$2,367,863	$3,512,535	3,512,535	6,719,204
Non-performing loans as a percentage of loans	0.28%	0.72%	1.09%	0.65%	0.62%	0.62%	0.28%
Non-performing assets as a percentage of loans plus OREO	0.35%	0.85%	1.21%	0.88%	0.94%	0.94%	0.35%
ALLL to non-performing loans (multiple)	5.15	2.06	1.31	2.19	2.27	2.27	5.15
ALLL plus equity to non-performing assets (multiple)	42.19	21.03	14.52	20.00	18.69	1.48	14.59
Annualized Net charge-offs to loans	0.11%	0.48%	0.56%	0.86%	0.21%	0.54%	0.12%
ALLL as a percentage of loans, at end of period	1.47%	1.48%	1.43%	1.43%	1.40%	1.40%	1.47%

OTHER INFORMATION
Average loans as percentage of average deposits	102.25%	99.00%	101.26%	102.18%	103.69%	102.38%	100.97%
Non-interest income ratio	27.30%	26.03%	26.84%	25.21%	24.40%	25.47%	27.46%
End of period shares outstanding	19,457,741	21,229,545	21,315,955	21,415,607	21,465,563	21,465,563	20,021,823
Weighted average shares outstanding
Basic	19,428,145	19,756,947	21,277,737	21,375,087	21,431,761	21,362,093	19,353,729
Diluted	20,015,560	20,372,205	21,818,118	21,899,426	21,970,403	21,800,884	19,972,391
Full-time equivalent employees	501	518	517	508	528	528	501

(1)	Capital ratios for the current period are estimated

MAIN STREET BANKS, INC.

CONSOLIDATED AVERAGE BALANCE SHEET

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Nine months ended September 30,
						2005	2004
ASSETS
Cash and due from banks	$39,565,158	$40,385,275	$38,413,540	$38,036,348	$39,319,511	$38,593,118	$37,875,510
Interest-bearing deposits in banks	810,886	1,427,186	1,659,848	(256,503)	714,597	702,518	548,289
Federal funds sold and securities purchased under agreements to resell	889,315	34,911,021	11,609,722	1,283,154	799,271	4,524,450	5,036,442
Investment securities held to maturity:
State and political subdivisions	11,945,588	11,733,821	11,556,504	11,329,939	14,153,617	12,356,200	11,728,872

Total investment securities held to maturity	11,945,588	11,733,821	11,556,504	11,329,939	14,153,617	12,356,200	11,728,872
Investment securities available for sale:
U.S Treasury securities	13,703,533	15,261,042	3,027,511	—	—	998,081	11,502,022
U.S. Government agencies and corporations	95,048,258	97,424,247	121,172,362	123,859,984	140,289,099	128,510,506	88,009,129
Mortgage-backed securities	140,729,985	143,355,713	155,869,947	149,647,693	154,442,218	153,314,723	136,975,130
State and Political subdivisions	27,016,001	26,157,871	25,115,286	24,644,992	24,457,705	24,736,919	29,207,627

Total investment securities available for sale	276,497,775	282,198,873	305,185,107	298,152,668	319,189,022	307,560,229	265,693,908
Total investment securities	288,443,364	293,932,694	316,741,611	309,482,607	333,342,639	319,916,429	277,422,780
Other investments	24,140,813	21,866,256	26,130,642	25,327,171	27,448,453	25,731,881	23,219,795
Mortgage loans held for sale	5,954,007	7,413,513	4,833,054	5,221,734	6,550,562	5,541,408	6,166,309
Loans:
Commercial and industrial	132,863,667	128,991,523	130,172,235	132,200,777	127,320,807	128,108,281	123,976,814
Real estate - construction	363,078,743	391,920,774	423,305,704	445,263,060	451,484,586	440,121,003	333,561,321
Real estate mortgage	273,432,769	281,462,005	292,858,471	294,195,800	287,971,894	291,657,489	278,107,699
Real estate commercial	810,360,972	830,254,990	849,083,205	850,921,595	866,431,816	855,542,420	771,697,911
Consumer and other	43,192,305	41,144,935	38,727,904	40,522,214	37,887,196	40,821,906	42,425,985
Unearned income and deferred fees	(2,492,063)	(2,798,009)	(3,058,779)	(3,337,453)	(3,350,978)	(3,250,140)	(2,157,470)

Total loans, net of unearned income	1,620,436,393	1,670,976,218	1,731,088,740	1,759,765,993	1,767,745,321	1,753,000,959	1,547,612,260
Allowance for loan losses	(23,402,241)	(24,559,019)	(25,278,951)	(24,995,678)	(25,265,757)	(25,180,080)	(22,442,259)

Loans, net	1,597,034,152	1,646,417,199	1,705,809,789	1,734,770,315	1,742,479,564	1,727,820,879	1,525,170,001

Premises and equipment, net	50,125,904	52,672,981	53,664,240	53,253,079	53,259,729	53,390,867	46,745,079
Other real estate	1,914,645	1,868,635	2,254,889	2,620,025	6,222,444	3,713,652	2,440,087
Accrued interest receivable	9,058,791	9,091,675	9,721,005	9,761,184	10,504,398	9,998,398	8,186,210
Goodwill and other intangible assets	103,470,116	103,299,382	102,295,536	102,240,940	102,187,089	102,240,791	101,879,732
Bank owned life insurance	41,191,340	41,722,058	44,896,055	57,846,281	58,526,165	53,806,094	40,200,499
Other assets	14,198,902	16,774,679	17,025,196	18,037,492	16,435,850	17,739,059	11,977,725

Total assets	$2,176,797,392	$2,271,782,554	$2,335,055,127	$2,357,623,827	$2,397,790,272	$2,363,719,544	$2,086,868,458

LIABILITIES
Deposits:
Noninterest-bearing demand	$243,941,352	$245,681,543	$243,495,320	$255,525,455	$250,462,090	$249,853,142	$236,653,370
Interest-bearing demand	154,405,000	198,460,058	169,481,955	168,479,244	161,163,084	166,344,289	160,288,644
Money market	380,679,636	414,855,999	477,088,537	473,397,861	452,612,826	467,610,087	347,526,640
Savings	46,985,070	48,753,889	46,219,821	45,192,412	43,566,716	44,983,265	49,130,013
Time deposits	758,807,658	780,112,817	773,294,733	779,630,663	797,016,812	783,400,963	739,127,677

Total deposits	1,584,818,716	1,687,864,307	1,709,580,366	1,722,225,635	1,704,821,528	1,712,191,746	1,532,726,344
Accrued interest payable	3,312,458	3,678,457	3,873,319	4,305,048	4,495,683	4,226,963	3,167,775
Federal Home Loan Bank advances	158,242,407	205,771,676	199,122,844	208,078,853	201,452,946	202,893,416	151,274,272
Federal funds purchased and securities sold under repurchase agreements	153,386,148	80,364,169	82,413,785	83,251,628	139,394,921	101,895,500	130,277,826
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000
Other liabilities	7,432,893	7,761,366	7,795,279	3,860,957	6,381,594	6,007,431	8,136,495

Total liabilities	1,958,739,622	2,036,986,975	2,054,332,593	2,073,269,121	2,108,093,672	2,078,762,056	1,877,129,712

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	107,626,919	116,719,468	161,945,001	162,787,929	163,231,281	162,659,449	105,781,814
Retained earnings	120,402,848	126,192,533	128,537,617	133,235,732	137,974,536	133,283,865	111,145,199
Accumulated other comprehensive income	(1,182,407)	673,167	(970,495)	(2,879,366)	(2,719,628)	(2,196,237)	1,601,173
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,440)

Total shareholders’ equity	218,057,771	234,795,579	280,722,534	284,354,706	289,696,600	284,957,488	209,738,746

Total liabilities and shareholders’ equity	$2,176,797,392	$2,271,782,554	$2,335,055,127	$2,357,623,827	$2,397,790,272	$2,363,719,544	$2,086,868,458

Annualized Net charge-offs to loans

MAIN STREET BANKS, INC.

CONSOLIDATED END OF PERIOD BALANCE SHEET

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005
ASSETS
Cash and due from banks	$55,719,486	$35,090,563	$37,016,874	$35,632,553	$50,441,361
Interest-bearing deposits in banks	1,255,477	1,880,902	1,186,211	480,264	648,989
Federal funds sold and securities purchased under agreements to resell	24,212,758	34,250,000	200,000	—	33,250,000
Investment securities held to maturity:
State and political subdivisions	11,835,353	11,715,948	11,510,170	13,110,149	15,110,124

Total investment securities held to maturity	11,835,353	11,715,948	11,510,170	13,110,149	15,110,124
Investment securities available for sale:
U.S Treasury securities	15,338,281	15,155,469	—	—	—
U.S. Government agencies and corporations	96,133,559	113,335,222	113,565,637	130,405,877	129,225,237
Mortgage-backed securities	144,628,202	161,522,584	149,937,275	148,882,044	158,143,133
State and Political subdivisions	26,714,192	25,507,497	24,654,818	24,743,140	24,409,116

Total investment securities available for sale	282,814,235	315,520,771	288,157,730	304,031,061	311,777,486
Total investment securities	294,649,588	327,236,719	299,667,900	317,141,210	326,887,610
Other investments	23,040,424	23,781,977	22,378,119	26,073,954	26,695,169
Mortgage loans held for sale	6,931,843	4,562,962	5,915,770	8,633,024	7,118,578
Loans:
Commercial and industrial	129,878,674	126,515,437	129,883,107	125,803,180	128,192,735
Real estate - construction	379,468,496	401,815,256	441,950,621	447,201,398	459,581,570
Real estate mortgage	276,983,118	288,703,328	292,668,159	292,857,591	286,918,491
Real estate commercial	824,758,151	846,945,431	839,695,408	861,872,172	881,887,107
Consumer and other	45,242,671	38,035,210	42,463,091	39,423,520	39,125,308
Unearned income and deferred fees	(2,715,576)	(2,979,090)	(3,071,179)	(3,376,982)	(3,436,778)

Total loans, net of unearned income	1,653,615,534	1,699,035,573	1,743,589,208	1,763,780,880	1,792,268,433
Allowance for loan losses	(24,256,034)	(25,191,175)	(24,983,997)	(25,242,328)	(25,118,586)

Loans, net	1,629,359,500	1,673,844,398	1,718,605,211	1,738,538,552	1,767,149,847

Premises and equipment, net	52,504,434	53,469,516	53,248,494	53,101,387	52,627,336
Other real estate	1,082,267	2,141,040	1,888,882	4,094,710	5,897,650
Accrued interest receivable	9,243,097	9,762,826	9,577,443	10,012,138	10,149,747
Goodwill and other intangible assets	103,392,163	102,169,572	102,294,796	102,234,740	102,107,348
Bank owned life insurance	41,528,162	42,056,525	57,586,480	58,271,098	58,976,076
Other assets	15,473,682	16,286,895	18,672,474	17,209,181	31,617,840

Total assets	$2,258,392,881	$2,326,533,895	$2,328,238,654	$2,371,422,811	$2,473,567,551

LIABILITIES
Deposits:
Noninterest-bearing demand	$243,388,441	$230,578,226	$254,241,688	$245,913,330	$256,516,602
Interest-bearing demand	202,591,958	200,534,606	167,756,729	167,512,066	213,197,572
Money market	375,825,433	451,933,070	492,647,663	459,498,228	441,399,397
Savings	46,647,100	46,998,483	43,846,151	43,765,494	41,349,073
Time deposits	761,833,478	780,165,528	787,946,139	761,161,025	817,497,176

Total deposits	1,630,286,409	1,710,209,913	1,746,438,371	1,677,850,143	1,769,959,820
Accrued interest payable	3,488,406	3,955,183	4,365,986	4,714,122	5,152,688
Federal Home Loan Bank advances	226,203,972	201,070,198	185,936,423	203,302,648	198,168,873
Federal funds purchased and securities sold under repurchase agreements	115,191,909	73,367,456	56,563,910	135,722,681	147,189,088
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	51,547,000
Other liabilities	9,353,208	8,300,069	2,897,625	10,803,254	9,699,590

Total liabilities	2,036,070,904	2,048,449,819	2,047,749,315	2,083,939,848	2,181,717,059

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	108,197,312	159,520,536	162,418,990	163,109,671	163,656,862
Retained earnings	121,717,798	127,566,247	131,273,960	135,005,706	140,394,815
Accumulated other comprehensive income	1,196,456	(213,118)	(4,414,022)	(1,842,825)	(3,411,596)
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)

Total shareholders’ equity	222,321,977	278,084,076	280,489,339	287,482,963	291,850,492

Total liabilities and shareholders’ equity	$2,258,392,881	$2,326,533,895	$2,328,238,654	$2,371,422,811	$2,473,567,551

Annualized Net charge-offs to loans

MAIN STREET BANKS, INC.

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Nine months ended September 30,
						2005	2004
NET INTEREST INCOME
Loans, including fees	$26,809,369	$28,519,255	$29,590,608	$32,116,060	$33,102,250	$94,808,918	$76,991,015
Interest on investment securities:
Taxable	2,428,436	2,518,397	2,761,476	2,748,206	2,995,662	8,505,344	7,106,928
Non-taxable	365,183	351,946	339,801	339,353	360,480	1,039,634	1,171,586
Federal funds sold and resale agreements	2,111	147,716	66,071	8,697	3,813	78,581	42,807
Interest bearing deposits in banks	6,545	7,495	12,052	12,168	18,235	42,455	15,492
Interest on other investments	240,218	122,662	189,875	236,682	297,905	724,462	682,253

Total interest income	29,851,862	31,667,471	32,959,883	35,461,166	36,778,345	105,199,394	86,010,081

INTEREST EXPENSE
Interest-bearing demand	134,604	256,236	258,015	311,534	317,575	887,125	506,260
Money market	1,750,495	2,249,205	3,242,650	3,331,506	3,258,419	9,832,574	4,409,630
Savings	61,766	64,185	62,247	66,256	68,930	197,433	224,248
Time deposits	4,821,054	5,183,179	5,236,410	5,788,591	6,648,942	17,673,943	13,995,407
Federal funds purchased and repurchase agreements	737,411	531,927	622,724	701,159	1,289,450	2,613,333	1,702,421
Federal Home Loan Bank advances	876,478	1,227,700	1,178,544	1,455,212	1,568,347	4,202,103	2,406,529
Interest expense on subordinated debentures	637,085	724,326	748,720	826,424	887,868	2,463,012	1,786,977

Total interest expense	9,018,893	10,236,758	11,349,310	12,480,682	14,039,531	37,869,523	25,031,472

Net interest income	20,832,969	21,430,713	21,610,573	22,980,484	22,738,814	67,329,871	60,978,609
Provision for loan losses	1,602,500	2,956,380	2,208,555	4,050,000	790,000	7,048,555	4,473,500

Net interest income after provision for loan losses	19,230,469	18,474,333	19,402,018	18,930,484	21,948,814	60,281,316	56,505,109
NON-INTEREST INCOME
Service charges on deposit accounts	2,165,224	2,047,804	1,896,864	2,152,332	2,228,637	6,277,833	6,068,936
Other customer service fees	276,909	375,445	340,037	362,387	404,941	1,107,365	986,096
Mortgage banking revenue	809,807	721,363	692,322	680,997	705,627	2,078,946	2,552,566
Investment brokerage revenue	133,479	194,241	400,504	148,419	67,788	616,711	633,889
Insurance agency revenue	2,514,479	2,393,185	3,173,741	2,349,254	2,628,244	8,151,239	7,656,555
Income from SBA lending	1,270,397	946,164	829,381	1,538,549	1,038,836	3,406,766	2,124,174
Other income	651,387	863,542	593,431	514,464	263,562	1,371,457	3,058,072

Total non-interest income	7,821,682	7,541,744	7,926,280	7,746,402	7,337,635	23,010,317	23,080,288

NON-INTEREST EXPENSE
Salaries and other compensation	7,999,790	8,208,721	7,932,171	8,578,707	8,856,397	25,367,275	23,729,433
Employee benefits	1,170,201	1,195,115	1,620,366	1,298,090	1,393,958	4,312,414	4,330,436
Net occupancy and equipment expense	2,090,931	2,079,450	2,051,501	2,114,375	2,089,117	6,254,993	6,159,004
Data processing fees	325,617	554,645	510,076	495,055	545,572	1,550,703	1,106,368
Professional services	715,789	506,351	468,973	828,967	689,991	1,987,931	1,933,525
Communications and supplies	1,027,203	893,426	962,022	987,939	958,388	2,908,349	3,105,722
Amortization of intangible assets	122,591	122,591	128,750	130,764	130,764	390,278	384,993
Other expense	2,042,088	1,850,106	1,829,308	2,851,615	2,218,718	6,899,641	6,457,845

Total non-interest expense	15,494,210	15,410,405	15,503,167	17,285,512	16,882,905	49,671,584	47,207,326

Income before income taxes	11,557,941	10,605,672	11,825,131	9,391,374	12,403,544	33,620,049	32,378,071
Income tax expense	3,294,026	2,907,090	3,642,140	3,585,379	3,865,415	11,092,934	9,126,393

Net income	$8,263,915	$7,698,582	$8,182,991	$5,805,995	$8,538,129	$22,527,115	$23,251,678

Annualized Net charge-offs to loans

MAIN STREET BANKS, INC.

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Nine months ended September 30,
						2005	2004
EARNING ASSETS
Total average interest earning assets (in thousands)	$1,940,675	$2,030,527	$2,092,064	$2,100,824	$2,136,601	$2,109,418	$1,860,006
Loans	6.59%	6.76%	6.92%	7.30%	7.41%	7.21%	6.68%
Investment securities	4.07%	4.09%	4.15%	4.19%	4.17%	4.17%	4.20%
Federal funds sold	0.81%	1.68%	2.31%	2.72%	1.89%	2.32%	0.89%
Mortgage loans held for sale	4.93%	4.65%	5.94%	6.08%	5.56%	5.83%	4.90%
FHLB stock & other	3.67%	1.69%	3.28%	3.93%	3.90%	3.72%	3.43%

Total interest earning assets	6.17%	6.22%	6.42%	6.80%	6.85%	6.69%	6.25%

INTEREST-BEARING LIABILITIES
Total average interest-bearing liabilities (in thousands)	$1,704,053	$1,779,866	$1,799,169	$1,809,578	$1,846,754	$1,818,675	$1,629,172

Interest-bearing demand	0.35%	0.51%	0.62%	0.74%	0.78%	0.71%	0.42%
Money market	1.83%	2.16%	2.76%	2.82%	2.86%	2.81%	1.69%
Savings	0.52%	0.52%	0.55%	0.59%	0.63%	0.59%	0.61%
Time deposits	2.53%	2.64%	2.75%	2.98%	3.31%	3.02%	2.53%
Federal funds purchased and repurchase agreements	1.91%	2.63%	3.06%	3.38%	3.67%	3.43%	1.74%
Federal Home Loan Bank advances	2.20%	2.37%	2.40%	2.81%	3.09%	2.77%	2.12%
Subordinated debentures	4.92%	5.59%	5.89%	6.43%	6.83%	6.39%	4.63%

Rate on interest bearing liabilities	2.11%	2.29%	2.56%	2.77%	3.02%	2.78%	2.05%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$236,622	$250,661	$292,895	$291,246	$289,847	$290,743	$230,834

Yield on earning assets less cost of interest-bearing liabilities	4.07%	3.93%	3.87%	4.03%	3.83%	3.91%	4.20%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.31%	4.23%	4.18%	4.42%	4.26%	4.30%	4.42%

Annualized Net charge-offs to loans

MAIN STREET BANKS, INC.

LOAN QUALITY

(Unaudited)

	Third Quarter 2004	Fourth Quarter 2004	First Quarter 2005	Second Quarter 2005	Third Quarter 2005	Nine months ended September 30,
						2005	2004
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$23,118,946	$24,256,034	$25,191,175	$24,983,997	$25,242,328	$25,191,175	$21,151,987
Reserves acquired through acquisition	—	—	—	—	—	—	—
Provision for loan losses	1,602,500	2,956,380	2,208,555	4,050,000	790,000	7,048,555	4,473,500
Loans charged-off during the period	(1,103,582)	(2,289,524)	(3,553,825)	(4,188,669)	(1,137,276)	(8,879,770)	(2,410,933)
Recoveries on loans previously charged-off	638,170	268,285	1,138,092	397,000	223,534	1,758,626	1,041,480

Net loans (charged-off) recovered during period	(465,412)	(2,021,239)	(2,415,733)	(3,791,669)	(913,742)	(7,121,144)	(1,369,453)

Reserve for loan losses at end of period	$24,256,034	$25,191,175	$24,983,997	$25,242,328	$25,118,586	$25,118,586	$24,256,034

Net charge-offs to average loans, annualized	0.11%	0.48%	0.56%	0.86%	0.21%	0.54%	0.12%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.48%	1.43%	1.43%	1.40%	1.40%	1.47%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$4,712,752	$12,254,820	$19,036,696	$11,543,140	$11,064,707	$11,064,707	$4,712,752
Restructured loans	—	—	—	—	—	—	—

Total non-performing loans	4,712,752	12,254,820	19,036,696	11,543,140	11,064,707	11,064,707	4,712,752
Foreclosed assets	1,132,377	2,165,914	2,006,494	4,094,710	5,897,650	5,897,650	1,132,377

Total non-performing assets	$5,845,129	$14,420,734	$21,043,190	$15,637,850	$16,962,357	$16,962,357	$5,845,129

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.35%	0.85%	1.21%	0.88%	0.94%	0.94%	0.35%

Non-performing assets as a percentage of total assets, at end of period	0.26%	0.62%	0.90%	0.66%	0.69%	0.69%	0.26%

Reserve for loan losses as a percentage of non-performing loans, at end of period	514.69%	205.56%	131.24%	218.68%	227.02%	227.02%	514.69%

Loans 90 days past due and still accruing	$2,062,584	$5,657,986	$4,222,658	$2,367,863	$3,512,535	$3,512,535	$6,719,204

Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.12%	0.33%	0.24%	0.13%	0.20%	0.20%	0.41%

Annualized Net charge-offs to loans